3,000,000 Shares

                            ANTIGUA ENTERPRISES INC.

                                  Common Shares

                             UNDERWRITING AGREEMENT

                        DRAFT OF Friday, January 16, 1998
                               3,000,000 Shares(1)

                            ANTIGUA ENTERPRISES, INC.

                                  Common Shares

                             UNDERWRITING AGREEMENT


CRUTTENDEN ROTH INCORPORATED
FERRIS, BAKER WATTS INCORPORATED
As Representative of the Several Underwriters
c/o Cruttenden Roth Incorporated
18301 Van Karman, Suite 100
Irvine, California 92715

Ladies and Gentlemen:

         Antigua Enterprises Inc., a British Columbia corporation (the "Company"), and a shareholder of the Company named in Schedule B hereto (hereafter called the "Selling Shareholder") address you as the Representatives of each of the persons, firms and corporations listed in Schedule A hereto (herein collectively called the "Underwriters") and hereby confirm their respective agreements with the several Underwriters as follows:

         DESCRIPTION OF SHARES. The Company proposes to issue and sell 3,000,000 shares of its authorized and unissued common stock, no par value per share ("Common Shares"), to the several Underwriters. The 3,000,000 Common Shares to be sold by the Company are hereinafter called the "Firm Shares". The Selling Shareholder also proposes to grant to the Underwriters an option to purchase up to 450,000 additional Common Shares (the "Option

--------------------------
(1) Plus an option to purchase up to 450,000 additional shares from the Selling Shareholder to cover over-allotments.

Shares"), as provided in Section 7 hereof. As used in this Agreement, the term "Shares" shall include the Firm Shares and the Option Shares. All shares of common stock, no par value per share, of the Company to be outstanding after giving effect to the sales contemplated hereby, including the Shares, are hereinafter referred to as "Common Shares."

         REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY AND THE SELLING SHAREHOLDER.

                  The Company represents and warrants to and agrees with each Underwriter that:

                           A  registration  statement  on  Form  S-1  (File  No.
333-39929) with respect to the Shares, including a prospectus subject to completion, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the applicable rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Act and has been filed with the Commission; such amendments to such registration statement, such amended prospectuses subject to completion and such abbreviated registration statements pursuant to Rule 462(b) of the Rules and Regulations as may have been required prior to the date hereof have been similarly prepared and filed with the Commission; and the Company will file such additional amendments to such registration statement, such amended prospectuses subject to completion and such abbreviated registration statements as may hereafter be required. Copies of such registration statement and amendments, of each related prospectus subject to completion (the "Preliminary Prospectuses") and of any abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations have been delivered to you.

                           If the registration  statement relating to the Shares
has been declared  effective under the Act by the  Commission,  the Company will prepare and promptly file with the Commission the information omitted from the registration statement pursuant to Rule 430A(a) or, if Cruttenden Roth
Incorporated, on behalf of the several Underwriters, shall agree to the utilization of Rule 434 of the Rules and Regulations, the information required to be included in any term sheet filed pursuant to Rule 434(b) or (c), as applicable, of the Rules and Regulations pursuant to subparagraph (1), (4) or
(7) of Rule 424(b) of the Rules and Regulations or as part of a post-effective amendment to the registration statement (including a final form of prospectus). If the registration statement relating to the Shares has not been declared effective under the Act by the Commission, the Company will prepare and promptly file an amendment to the registration statement, including a final form of prospectus, or, if Cruttenden Roth Incorporated, on behalf of the several Underwriters, shall agree to the utilization of Rule 434 of the Rules and Regulations, the information required to be included in any term sheet filed pursuant to Rule 434(b) or (c), as applicable, of the Rules and Regulations. The term "Registration Statement" as used in this Agreement shall mean such registration statement, including financial statements, schedules and exhibits (including exhibits incorporated by reference), in the form in which it became or becomes, as the case may be, effective (including, if the Company omitted information from the registration statement pursuant to Rule 430A(a) or files a term sheet pursuant to Rule 434 of the Rules and Regulations, the information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A(b) or Rule 434(d) of the Rules and Regulations) and, in the event of any amendment thereto or the filing of any abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations relating thereto after the effective date of such registration statement, and shall also mean (from and after the effectiveness of such amendment or the filing of such abbreviated registration statement) such registration statement as so amended, together with any such abbreviated registration statement. The term "Prospectus" as used in this Agreement shall mean the prospectus relating to the Shares as included in such Registration Statement at the time it becomes effective (including, if the Company omitted information from the Registration Statement pursuant to Rule 430A(a) of the Rules and Regulations, the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 430A(b) of the Rules and Regulations); provided, however, that if in reliance on Rule 434 of the Rules and Regulations and with the consent of Cruttenden Roth Incorporated, on behalf of the several Underwriters, the Company shall have provided to the Underwriters a term sheet pursuant to Rule 434(b) or (c), as applicable, prior to the time that a confirmation is sent or given for purposes of Section 2(10)(a) of the Act, the term "Prospectus" shall mean the "prospectus subject to completion" (as defined in Rule 434(g) of the Rules and Regulations) last provided to the Underwriters by the Company and circulated by the
Underwriters to all prospective purchasers of the Shares (including the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 434(d) of the Rules and Regulations). Notwithstanding the foregoing, if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Shares that differs from the prospectus referred to in the immediately preceding sentence (whether or not such revised prospectus is required to be filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use. If in reliance on Rule 434 of the Rules and Regulations and with the consent of Cruttenden Roth Incorporated, on behalf of the several Underwriters, the Company shall have provided to the Underwriters a term sheet pursuant to Rule 434(b) or (c), as applicable, prior to the time that a confirmation is sent or given for purposes or Section 2(10)(a) of the Act, the Prospectus and the term sheet, together, will not be materially different from the prospectus in the Registration Statement.

                           The Commission has not issued any order preventing or
suspending the
use of any Preliminary Prospectus or instituted proceedings for that purpose, and each such Preliminary Prospectus has conformed in all material respects to the requirements of the Act and the Rules and Regulations and, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the Closing Date (hereinafter defined) and on any later date on which Option Shares are to be purchased, (i) the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained and will contain all material information required to be included therein by the Act and the Rules and Regulations and will in all material respects conform to the requirements of the Act and the Rules and Regulations, (ii) the Registration Statement, and any amendments or supplements thereto, did not and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) the Prospectus, and any amendments or supplements thereto, did not and will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties contained in this subparagraph (b) shall apply to information contained in or omitted from the Registration Statement or Prospectus, or any amendment or supplement thereto, in reliance upon, and in conformity with, written information relating to any Underwriter furnished to the Company by such Underwriter specifically for use in the preparation thereof.

                           The  Company and each of its  subsidiaries  have been
duly incorporated and organized and are validly existing and duly qualified as corporations in good standing under the laws of the jurisdiction of their incorporation with full power and authority (corporate and other) to own, lease and operate their properties and conduct their business as described in the Prospectus; the Company and each of its subsidiaries are duly qualified to do business as a foreign corporation or registered as an extra-provincial corporation and are in good standing in each jurisdiction in which the ownership or leasing of their properties or the conduct of their business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company; no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or registration or qualification; the Company and each of its subsidiaries are in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from all governmental and other regulatory authorities that are material to the conduct of its business, all of which are valid, existing, in good standing, and in full force and effect and none of these authorizations, licenses, certificates, consents, orders and permits contain any burdensome term likely to have a material adverse effect on the business of the Company; the Company and each of its subsidiaries are not in violation of their memorandum, articles or bylaws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material bond, debenture, note or other evidence of indebtedness, or in any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any of its subsidiaries, respectively is a party or by which its properties may be bound; and the Company and each of its subsidiaries are not in material violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or a subsidiary or over their properties of which it has knowledge. The Company does not own or control, directly or indirectly, any corporation, association or other entity except that the Company is the registered and beneficial owner of all of the outstanding shares of Southhampton Enterprises, Inc., a Texas corporation ("SEI"), and (ii) SEI is the registered and beneficial owner of all of the outstanding shares of Antigua Group, Inc., a Nevada corporation, in each case free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances, claims or demands whatsoever, and not person, firm or corporation has any agreement or option or right or privilege (whether preemptive or contractual) capable of becoming an agreement for the purchase from the Company of all or any part of such shares, and all such shares have been validly issued and are outstanding as fully paid and non-assessable, except as set forth in the Registration Statement or Prospectus.

                           The Company has full legal right, power and authority
to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement on the part of the Company, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; the execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated have been duly authorized by all necessary corporate action and will not result in a material breach or violation of any of the terms and provisions of, or constitute a material default under, (i) any material bond, debenture, note or other evidence of indebtedness, or under any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which the Company or its properties may be bound, (ii) the memorandum, articles or bylaws of the Company or (iii) any law, policy, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or its properties. No consent, approval, authorization or order of or qualification with any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or its properties is required for the execution and delivery of this Agreement and the consummation by the Company of the transactions herein contemplated, except such as may be required under the Act, or under state or other securities or Blue Sky laws, all of which requirements have been satisfied in all material respects. The transactions herein contemplated comply in all material respects with applicable Canadian securities laws. No order, ruling or determination having the effect of suspending the sale or ceasing the trading of the Shares or any other security of the Company has been issued or made by any securities commission or stock exchange or any other regulatory authority and is continuing in effect and no proceedings for that purpose have been instituted or are pending or, to the best of the Company's knowledge, contemplated or threatened by any such authority or under any applicable securities laws.

                           There  is  not  any  pending  or,  to  the  Company's
knowledge, threatened action, suit, claim, investigation or proceeding against or affecting the Company or any of its subsidiaries, or any of their respective officers or any of their respective properties, assets or rights before any court, arbitration tribunal, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or its subsidiaries or their respective directors, officers, former directors or officers, properties or otherwise which (i) might result in any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company or might materially and adversely affect the Company's properties, assets or rights, (ii) might prevent consummation of the transactions contemplated hereby or which could reasonably be expected to put into question the validity of the issuance of the Shares in accordance with this Agreement or (iii) is required to be disclosed in the Registration Statement or Prospectus and is not so disclosed; and there are no agreements, contracts, leases or documents of the Company of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement by the Act or the Rules and Regulations which have not been accurately described in all material respects in the Registration Statement or Prospectus or filed as exhibits to the Registration Statement.

                           All   outstanding   share   capital  of  the  Company
(including the Option Shares) has been duly authorized and validly issued and is fully paid and nonassessable, has been issued in compliance with all applicable Canadian securities laws, stock exchange rules and regulations, and all applicable U.S. federal and state securities laws, was not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and the authorized and outstanding share capital of the Company is as set forth in the Prospectus
                                        7
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under the caption  "Capitalization" and conforms in all material respects to the statements relating thereto contained in the Registration Statement and the Prospectus (and such statements correctly state the substance of the instruments defining the capitalization of the Company); the Firm Shares have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and outstanding, fully paid and nonassessable, and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest; and no preemptive right, co-sale right, registration right, right of first refusal or other similar right of shareholders exists with respect to any of the Firm Shares or the issuance and sale thereof other than those that have been satisfied or expressly waived prior to the date hereof and those that will automatically expire upon and will not apply to the consummation of the transactions contemplated on or before the Closing Date. No further approval or authorization of any shareholder, the Board of Directors of the Company or others is required for the issuance and sale or transfer of the Shares except as may be required under the Act or under state or other securities or Blue Sky laws. Except as disclosed in the Prospectus and the financial statements of the Company, and the related notes thereto included in the Prospectus, the Company has no outstanding options to purchase, or any preemptive rights or other rights or privileges capable of becoming an agreement to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its share capital or any such options, rights, convertible securities or obligations. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

                           Arthur Andersen,  Independent  Auditors ("AA"), which
has examined the consolidated financial statements of the Company, together with the related schedules and notes, as of September 30, 1997 and 1996 and for the
year  ended   December  31,  1996  and  BDO  Dunwoody,   Chartered   Accountants
(internationally, BDO Binder) ("BDO"), which has examined the consolidated financial statements of the Company, together with the related notes, as of December 31, 1995 and for the years ended December 31, 1994 and 1995, filed with the Commission as a part of the Registration Statement, which are included in the Prospectus, are independent accountants within the meaning of the Act and the Rules and Regulations; the audited financial statements of the Company, together with the related schedules and notes, and the unaudited financial information, forming part of the Registration Statement and Prospectus, are complete and correct and fairly present the financial position and the results of operations of the Company at the respective dates and for the respective periods to which they apply; and all audited financial statements of the Company, together with the related schedules and notes, and
                                        8
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the unaudited  financial  information,  filed with the Commission as part of the
Registration Statement, have been prepared in accordance with Canadian generally accepted accounting principles consistently applied throughout the periods involved except as may be otherwise stated therein and have been reconciled to generally accepted accounting principles in the United States in accordance with applicable U.S. securities laws and regulations. The selected and summary financial and statistical data included in the Registration Statement present fairly the information shown therein and have been compiled on a basis consistent with the audited financial statements presented therein. The pro forma financial information set forth in the Registration Statement reflects, subject to the limitations set forth in the Registration Statement as to such pro forma financial information, the results of operations of the Company purported to be shown thereby for the periods indicated and conforms to the requirements of Regulation S-X of the Rules and Regulations. No other financial statements or schedules are required to be included in the Registration Statement.

                           Subsequent  to  the  respective  dates  as  of  which
information is given in the Registration Statement and Prospectus, there has not been (i) any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company, (ii) any transaction that is material to the Company, except transactions entered into in the ordinary course of business, (iii) any obligation, direct or contingent, that is material to the Company, incurred by or asserted against the Company, except obligations incurred in the ordinary course of business, (iv) any change in the share capital or outstanding indebtedness of the Company that is material to the Company, (v) any dividend or distribution of any kind declared, paid or made on the share capital of the Company, or (vi) any loss or damage (whether or not insured) to the property of the Company which has been sustained or will have been sustained which has a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company or its subsidiaries.

                           Except as set forth in the Registration Statement and
Prospectus, (i) the Company and its subsidiaries have good and marketable title to all their respective properties and assets described in the Registration Statement and Prospectus as owned by each of them, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than such as would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company,
(ii) the agreements to which the Company or its subsidiaries are parties described in the Registration Statement and Prospectus are valid agreements, enforceable by the Company or its subsidiaries, as applicable, in accordance with their terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles, performance of the transactions contemplated thereby have been duly authorized by all necessary corporate action of the Company or its subsidiaries, as applicable, and, to the Company's knowledge, the other contracting party or parties thereto are not in material breach or material default under any of such agreements, and (iii) the Company or its subsidiaries have valid and enforceable leases for all properties described in the Registration Statement and Prospectus as leased by it, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. Except as set forth in the Registration Statement and Prospectus, the Company or its subsidiaries own or lease all such properties as are necessary to their respective operations as now conducted or as proposed to be conducted.

                           The Company and its  subsidiaries  have timely  filed
all necessary Canadian and U.S. federal, provincial, state, local and foreign income and franchise tax returns and have paid all taxes shown thereon as due, and there are no actions, suits or proceedings, and there is no tax deficiency that has been or, to the Company's knowledge, might be asserted against the Company (or any of its subsidiaries) that might have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company; and all tax liabilities are adequately provided for on the books of the Company and adequate provision has been made for taxes payable for any completed fiscal period for which tax returns are not yet required to be filed.

                           The Company and its subsidiaries  maintain  insurance
with insurers of recognized financial responsibility of the types and in the amounts generally deemed adequate for their business and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company or its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect; neither the Company nor any of its subsidiaries have been refused any insurance coverage sought or applied for; and the Company does not have any reason to believe that it will not be able to renew its or its subsidiaries existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), earnings, operations, business or business prospects of the Company.

                           No labor  disturbance by the employees of the Company
or its subsidiaries exists or is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, value added resellers, subcontractors, authorized dealers or international distributors that might be expected to result in a material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company. No collective bargaining agreement exists with any of the Company's or its subsidiaries' employees and, to the Company's knowledge, no such agreement is imminent.

                           The Company  directly  or through  its  subsidiaries,
owns or possesses adequate rights to use all patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names and copyrights which are necessary to conduct its businesses as described in the Registration Statement and Prospectus; except as set forth in the Registration Statement and the Prospectus, the expiration of any patents, patent rights, trade secrets, trademarks, service marks, trade names or copyrights would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company; the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of the Company by others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights; and the Company has not received any notice of, nor has it any knowledge of, any infringement of or conflict with asserted rights of others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company.

                           The Common Shares are registered  pursuant to Section
12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and are listed on The Nasdaq National Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act or delisting the Common Shares from The Nasdaq National Market, nor has the Company received any notification that the Commission or the National Association of Securities Dealers, Inc. ("NASD") is contemplating terminating such registration or listing.

                           The  Company   has  been   advised   concerning   the
Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, and has in the past conducted, and intends in the future to conduct, its affairs in such a manner as to ensure that it is not and will not become an "investment company" or a company "controlled" by an "investment company" within the meaning of the 1940 Act and such rules and regulations.

                           The  Company  has  not   distributed   and  will  not
distribute prior to the later of (i) the Closing Date, or any date on which Option Shares are to be purchased, as the case may be, and (ii) completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectuses, the Prospectus, the Registration Statement and other materials, if any, permitted by the Act.

                           The  Company has not (nor have its  subsidiaries)  at
any time during the last five (5) years (i) made any unlawful contribution to any candidate for foreign office or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or Canada or any jurisdiction thereof.

                           The Company has not taken and will not take, directly
or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Shares to facilitate the sale or resale of the Shares.

                           Except as  otherwise  set  forth in the  Registration
Statement and the Prospectus, each officer and director of the Company, the Selling Shareholder and each of the Company's shareholders who own at least one percent (1%) of the outstanding Common Shares of the Company has agreed in writing that such person will not, directly or indirectly, except as described below, for a period of 180 days from the date of the final Prospectus, and with respect to the Selling Shareholder, for a period of 365 days from the date of the final Prospectus (the "Lock-up Period"), offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (collectively, a "Disposition") any shares of Common Shares, any options or warrants to purchase any shares of Common Shares or any securities convertible into or exchangeable for shares of Common Shares (collectively, "Securities") now owned or hereafter acquired directly by such person or with respect to which such person has or hereafter acquires the power of disposition, otherwise than
(i) if such shareholder is an individual, he or she may transfer any shares of the Company's Common Shares or securities convertible into or exchangeable or exercisable for Common Shares either during his or her lifetime or on death by will or intestacy to his or her immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member of his or her immediate family; provided, however, that prior to any such transfer each transferee shall execute an agreement, satisfactory to Cruttenden Roth Incorporated, pursuant to which each transferee shall agree to receive and hold such shares of Common Shares, or securities convertible into or exchangeable or exercisable for Common Shares, subject to the provisions hereof, and there shall be no further transfer except in accordance with the provisions hereof, or (ii) with the prior written consent of Cruttenden Roth Incorporated. For purposes of this Agreement, "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor. The foregoing restriction has been expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of

Securities during the Lock-up Period, even if such Securities would be disposed of by someone other than such shareholder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Securities. Furthermore, such person has also agreed and consented to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Securities held by such person except in compliance with this restriction. The Company has provided to counsel for the Underwriters a complete and accurate list of all securityholders of the Company as of ________, 1998 and the number and type of securities held by each securityholder. The Company has provided to counsel for the Underwriters true, accurate and complete copies of all of the agreements pursuant to which its officers, directors and shareholders have agreed to such or similar restrictions (the "Lock-up Agreements") presently in effect or effected hereby. The Company hereby represents and warrants that it will not release any of its officers, directors or other shareholders from any Lock-up Agreements currently existing or hereafter effected without the prior written consent of Cruttenden Roth Incorporated.

                           Except as set forth in the Registration Statement and
Prospectus, (i) the Company is in compliance, in all material respects, with all rules, laws and regulations relating to the use, treatment, storage and disposal of waste and toxic substances and protection of health or the environment ("Environmental Laws") which are applicable to the Company or its business, (ii) the Company has not received notice from any U.S. or foreign governmental authority or third party of an asserted claim under Environmental Laws that is required to be disclosed in the Registration Statement and the Prospectus and is not so disclosed, (iii) the Company will not be required to make future material capital expenditures to comply with Environmental Laws and (iv) no property which is owned, leased or occupied by the Company has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. ss. 9601, et seq.), or otherwise designated as a contaminated site under applicable foreign, U.S. state or local law.

                           The Company maintains a system of internal accounting
controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations,
(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                           There  are no  outstanding  loans,  advances  (except
normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers, directors or shareholders of the Company or any of the members of the families of any of them, except as disclosed in the Registration Statement and the Prospectus.

                           No relationship,  direct or indirect,  exists between
or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of its subsidiaries, on the other hand, which is required to be described in the Registration Statement or the Prospectus which is not so described.

                           To the knowledge of the Company,  none of the holders
of securities issued by the Company or the directors or officers of the Company or any associate or affiliate of any of the foregoing had, has or intends to have, any material interest, direct or indirect, in any material transaction or any proposed material transaction with the Company which, as the case may be, materially affects, is material to or will materially affect the Company, except as disclosed in the Prospectus. There are no outstanding loans, advances or guaranties of indebtedness by the Company to or for the benefit of any of (i) its "affiliates," as such term is defined in the Rules and Regulations, (ii) any of the officers or directors of any of its subsidiaries or (iii) any of the members of the families of any of them.

                           Except as disclosed in the Registration  Statement or
the Prospectus, the Company has not incurred any liability or potential liability for any fee, commission, or other compensation on account of the employment of any broker or finder in connection with this Agreement or the transactions contemplated by this Agreement, and in the event any person, firm or corporation engaged by or purporting to be engaged by the Company establishes a claim for any fee from the Underwriters, the Company covenants to indemnify and hold harmless the Underwriters with respect thereto and with respect to all costs reasonably incurred in the defense thereof.

                           The  Company  has  complied  with all  provisions  of
Section 517.075, Florida statutes relating to doing business with the government of Cuba or with any person or affiliate located in Cuba.

                  The Selling Shareholder represents and warrants to and agrees with each Underwriter and the Company that:

                           The  Selling   Shareholder   is  the  registered  and
beneficial owner of the Option Shares and now has and on the Closing Date will have valid marketable title to the Shares to be sold by the Selling Shareholder, free and clear of any mortgage, charge, demand, pledge, lien, security interest, encumbrance, claim or equitable interest other than pursuant to this Agreement; and upon delivery of such Shares hereunder and payment of the purchase price as herein contemplated, each of the Underwriters will obtain valid marketable title to the Shares purchased by it from the Selling Shareholder, free and clear of any pledge, lien, security interest pertaining to the Selling Shareholder or the Selling Shareholder's property, encumbrance, claim or equitable interest, including any liability for estate or inheritance taxes, or any liability to or claims of any creditor, devisee, legatee or beneficiary of the Selling Shareholder.

                           Such  Selling  Shareholder  has duly  authorized  (if
applicable), executed and delivered, in the form heretofore furnished to the Representative, an irrevocable Power of Attorney (the "Power of Attorney") appointing ____________________________ or _____________________________ as
attorney(s)-in-fact (collectively, the "Attorneys" and individually, an "Attorney") and a Letter of Transmittal and Custody Agreement (the "Custody Agreement") with [transfer agent] as custodian (the "Custodian"); each of the Power of Attorney and the Custody Agreement constitutes a valid and binding agreement on the part of the Selling Shareholder enforceable in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; and each of the Selling Shareholder's Attorneys, acting alone, is authorized to execute and deliver this Agreement and the certificate referred to in Suction 6(i) hereof on behalf of the Selling Shareholder, to determine the purchase price to be paid by the several Underwriters to the Selling Shareholder as provided in Section 3 hereof; to authorize the delivery of the Option Shares under this Agreement and to duly endorse (in blank or otherwise) the certificate or certificates representing such Shares or a stock power or powers with respect thereto, to accept payment therefor, and otherwise to act on behalf of the Selling Shareholder in connection with this Agreement.

                           All consents,  approvals,  authorizations  and orders
required for the execution and delivery by the Selling Shareholder of the Power of Attorney and the Custody Agreement, the execution and delivery by or on behalf of the Selling Shareholder of this Agreement and the sale and delivery of the Option Shares under this Agreement (other than, at the time of the execution hereof (if the Registration Statement has not yet been declared effective by the Commission), the issuance of the order of the Commission declaring the Registration Statement effective and such consents, approvals, authorizations or orders as may be necessary under state or other securities or Blue Sky laws) have been obtained and are in full force and effect; the Selling Shareholder has full legal right, power and authority to enter into and perform his obligations under this Agreement and such Power of Attorney and Custody Agreement, and to sell, assign, transfer and deliver the Option Shares to be sold by the Selling Shareholder under this Agreement.

                           The  Selling   Shareholder   will  not   directly  or
indirectly, during the Lock-up Period, effect the Disposition of any Securities now owned or hereafter acquired directly by the Selling Shareholder or with respect to which the Selling Shareholder has or hereafter acquires the power of disposition, otherwise than (i) if such shareholder is an individual, he or she may transfer any shares of the Company's Common Shares or securities convertible into or exchangeable or exercisable for Common Shares either during his or her lifetime or on death by will or intestacy to his or her immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member of his or her immediate family; provided, however, that prior to any such transfer each transferee shall execute an agreement, satisfactory to Cruttenden Roth Incorporated, pursuant to which each transferee shall agree to receive and hold such shares of Common Shares, or securities convertible into or exchangeable or exercisable for Common Shares, subject to the provisions hereof, and there shall be no further transfer except in accordance with the provisions hereof, or (ii) with the prior written consent of Cruttenden Roth Incorporated. The foregoing restriction is expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-up Period, even if such Securities would be disposed of by someone other than the Selling Shareholder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Securities. The Selling Shareholder also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the securities held by the Selling Shareholder except in compliance with this restriction.

                           Certificates  in negotiable form for all Shares to be
sold by the Selling Shareholder under this Agreement, together with a stock power or powers duly endorsed in blank by the Selling Shareholder, have been placed in custody with the Custodian for the purpose of effecting delivery hereunder.

                           This  Agreement  has been duly executed and delivered
by or on behalf of the Selling Shareholder and is a valid and binding agreement of the Selling Shareholder, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; and the execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a material breach or violation of any of the terms and provisions of, or constitute a material default under, any material bond, debenture, note or other evidence of indebtedness, or under any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder, or any Option Shares hereunder, may be bound or, to the Selling Shareholder's knowledge, result in any violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Selling Shareholder or over the properties of the Selling Shareholder, or, if the Selling Shareholder is other than a natural person, result in any violation of any provisions of the memorandum, articles, bylaws or other organizational documents of the Selling Shareholder.

                           The  Selling  Shareholder  has not taken and will not
take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Shares to facilitate the sale or resale of the Shares.

                           The Selling  Shareholder has not distributed and will
not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

                           All  information  furnished  by or on  behalf  of the
Selling Shareholder relating to the Selling Shareholder and the Option Shares that is contained in the representations and warranties of the Selling Shareholder in the Selling Shareholder's Power of Attorney or set forth in the Registration Statement or the Prospectus is, and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the Closing Date, and on any later date on which Option Shares are to be purchased, was or will be, true, correct and complete in all material respects, and does not, and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the Closing Date, and on any later date on which Option Shares are to be purchased, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make such information not misleading.

                           The Selling  Shareholder  will review the  Prospectus
and will comply with all agreements and satisfy all conditions on its part to be complied with or satisfied pursuant to this Agreement on or prior to the Closing Date, or any later date on which Option Shares are to be purchased, as the case may be, and will advise one of its Attorneys and Cruttenden Roth

Incorporated prior to the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, if any statement to be made on behalf of the Selling Shareholder in the certificate contemplated by Suction 6(i) would be inaccurate if made as of the Closing Date or such later date on which Option Shares are to be purchased, as the case may be.

                           The Selling  Shareholder does not have, or has waived
prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company to the Underwriters pursuant to this Agreement; the Selling Shareholder does not have, or has waived prior to the date hereof; any registration right or other similar right to participate in the offering made by the Prospectus, other than such rights of participation as have been satisfied by the participation of the Selling Shareholder in the transactions to which this Agreement relates in accordance with the terms of this Agreement; and the Selling Shareholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

                           No person,  firm or  corporation  has (except for the
Underwriters) any agreement or option or right or privilege (whether pre-emptive or contractual) capable of becoming an agreement for the purchase from him or it of all or any part of the Option Shares.

                           To the best knowledge of the Selling Shareholder, and
after due inquiry (i) each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which, they were made, not misleading, except that the representations and warranties set forth in this paragraph (l) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein, and (iii) the Selling Shareholder, is not aware that, and has no reason to believe that, any of the representations and warranties of the Company set forth in Section 2.I. above is untrue or inaccurate in any material respect.

         PURCHASE, SALE AND DELIVERY OF SHARES On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $ _________ per Share, the respective number of Firm Shares which is set forth opposite the name of such Underwriter in Schedule A hereto (subject to adjustment as provided in Section 10).

                  The certificates in negotiable form for the Option Shares have been placed in custody (for delivery under this Agreement) under the Custody Agreement. The Selling Shareholder agrees that the certificates for the Option Shares of the Selling Shareholder so held in custody are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Shareholder for such custody, including the Power of Attorney is to that extent irrevocable and that the obligations of the Selling Shareholder hereunder shall not be terminated by any act of the Selling Shareholder or by operation of law, whether by the death or incapacity of the Selling Shareholder or the occurrence of any other event, except as specifically provided herein or in the Custody Agreement. If the Selling Shareholder should die or be incapacitated, or if any other such event should occur before the delivery of the certificates for the Option Shares hereunder, the Option Shares to be sold by the Selling
Shareholder shall, except as specifically provided herein or in the Custody Agreement, be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity or other event had not occurred, regardless of whether the Custodian shall have received notice of such death or other event.

                  Delivery of definitive certificates for the Firm Shares to be purchased by the Underwriters pursuant to this Section 3 shall be made against payment of the purchase price therefor by the several Underwriters by certified or official bank check or checks drawn in next-day funds, payable to the order of the Company and the Custodian (and the Company and the Custodian each agrees not to deposit any such check in the bank on which it is drawn, and not to take any other action with the purpose or effect of receiving immediately available funds, until the business day following the date of delivery to the Company and, in the event of any breach of the foregoing, the Company or the Selling Shareholder as the case may be, shall reimburse the Underwriters for the interest lost and any other expenses borne by the Underwriters by reason of such breach), at the offices of Gray Cary Ware & Freidenrich 4365 Executive Drive, Suite 1600, San Diego, California (or at such other place as may be agreed upon among the Representative, the Company and the Attorneys), at 7:00 A.M., San Diego time (a) on the third (3rd) full business day following the first day that Shares are traded, (b) if this Agreement is executed and delivered after 1:30 P.M., San Diego time, the fourth (4th) full business day following the day that this Agreement is executed and delivered or (c) at such other time and date not later than seven (7) full business days following the first day that Shares are traded as the Representative, the Company and the Attorneys may determine (or at such time and date to which payment and delivery shall have been postponed pursuant to Section 10 hereof), such time and date of payment and delivery being herein called the "Closing Date"; provided, however, that if the Company has not made available to the Representative a copy of the Prospectus within the time provided in Section 4(d) hereof, the Representative may, in its sole discretion, postpone the Closing Date until no later than two (2) full business days following delivery of copies of the Prospectus to the Representative. The certificates for the Firm Shares to be so delivered will be made available to you at such office or such other location including, without limitation, in New York City, as you may reasonably request for checking at least one (1) full business day prior to the Closing Date and will be in such names and denominations as you may request, such request to be made at least two (2) full business days prior to the Closing Date. If the Representative so elects, delivery of the Firm Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representative.

                  It is understood that you, individually, and not as the Representatives of the several Underwriters, may (but shall not be obligated to) make payment of the purchase price on behalf of any Underwriter or Underwriters whose check or checks shall not have been received by you prior to the Closing Date for the Firm Shares to be purchased by such Underwriter or Underwriters. Any such payment by you shall not relieve any such Underwriter or Underwriters of any of its or their obligations hereunder.

                  After the Registration Statement becomes effective, the several Underwriters intend to make a public offering (as such term is described in Section 11 hereof) of the Firm Shares at a public offering price of $ __________ per Share. After the public offering, the several Underwriters may, in their discretion, vary the public offering price.

                  The information set forth on the front cover page (insofar as such information relates to the Underwriters) concerning stabilization, over-allotment and passive market making by the Underwriters, and under the caption "Underwriting" in any Preliminary Prospectus and in the Prospectus constitutes the only information furnished by the Underwriters to the Company for inclusion in any Preliminary Prospectus, the Prospectus or the Registration Statement, and you, on behalf of the respective Underwriters, represent and warrant to the Company and the Selling Shareholder that the statements made therein do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         FURTHER AGREEMENTS OF THE COMPANY. The Company agrees with the several Underwriters that:

                           The  Company  will use its best  efforts to cause the
Registration Statement
and any amendment thereof, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective as promptly as possible; the Company will use its best efforts to cause any abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations as may be required subsequent to the date the Registration Statement is declared effective to become effective as promptly as possible; the Company will notify you, promptly after it shall receive notice thereof, of the time when the Registration Statement, any subsequent amendment to the Registration Statement or any abbreviated registration statement has become effective or any supplement to the Prospectus has been filed; if the Company omitted information from the Registration Statement at the time it was originally declared effective in reliance upon Rule 430A(a) of the Rules and Regulations, the Company will provide evidence satisfactory to you that the Prospectus contains such information and has been filed, within the time period prescribed, with the Commission pursuant to subparagraph (1) or (4) of Rule 424(b) of the Rules and Regulations or as part of a post-effective amendment to such Registration Statement as originally declared effective which is declared effective by the Commission; if the Company files a term sheet pursuant to Rule 434 of the Rules and Regulations, the Company will provide evidence satisfactory to you that the Prospectus and term sheet meeting the requirements of Rule 434(b) or (c), as applicable, of the Rules and Regulations have been filed, within the time period prescribed, with the Commission pursuant to subparagraph (7) of Rule 424(b) of the Rules and Regulations; if for any reason the filing of the final form of Prospectus is required under Rule 424(b)(3) of the Rules and Regulations, it will provide evidence satisfactory to you that the Prospectus contains such information and has been filed with the Commission within the time period prescribed; it will notify you promptly of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; promptly upon your request, it will prepare and file with the Commission any amendments or supplements to the Registration Statement or Prospectus which, in the opinion of counsel for the several Underwriters ("Underwriters' Counsel"), may be necessary or advisable in connection with the distribution of the Shares by the Underwriters; it will promptly prepare and file with the Commission, and promptly notify you of the filing of, any amendments or supplements to the Registration Statement or Prospectus which may be necessary to correct any statements or omissions, if, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event shall have occurred as a result of which the Prospectus or any other prospectus relating to the Shares as then in effect would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; in case any Underwriter is required to deliver a prospectus nine (9) months or more after the effective date of the Registration Statement in connection with the sale of the Shares, it will prepare promptly upon request, but at the expense of such Underwriters, such amendment or amendments to the Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act; and it will file no amendment or supplement to the Registration Statement or Prospectus which shall not previously have been submitted to you a reasonable time prior to the proposed filing therefor to which you shall reasonably object in writing, subject, however, to compliance with the Act and the Rules and Regulations and the provisions of this Agreement.

                           The Company will advise you,  promptly after it shall
receive notice or obtain knowledge, of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or of the initiation or threat of proceeding for that purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

                           The Company will use its best efforts  (including  by
providing full cooperation with your counsel, whose services in this matter are required and which you and the Company will seek to expedite) to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may designate and to continue such qualifications in effect for so long as may be required for purposes of the distribution of the Shares, except that the Company shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction in which it is not otherwise required to be so qualified or to so execute a general consent to service of process. In each jurisdiction in which the Shares shall have been qualified as above provided, the Company will make and file such statements and reports in each year as are or may be required by the laws of such jurisdiction for such purpose.

                           The  Company   will   furnish  to  you,  as  soon  as
available, and, in the case of the Prospectus and any term sheet or abbreviated term sheet under Rule 434, in no event later than the first full business day following the first day that Shares are traded, copies of the Registration Statement (two of which will be signed and which will include all exhibits), each Preliminary Prospectus, the Prospectus and any amendments or supplements to such documents, including any prospectus prepared to permit compliance with
Section 10(a)(3) of the Act, all in such quantities as you may from time to time reasonably request. Notwithstanding the foregoing, if Cruttenden Roth Incorporated, on behalf of the several Underwriters, shall agree to the utilization of Rule 434 of the Rules and Regulations, the Company shall provide to you copies of a Preliminary Prospectus updated in all respects through the date specified by you in such quantities as you may from time to time reasonably request.

                           The  Company  will make  generally  available  to its
securityholders as soon as practicable, but in any event not later than the forty-fifth (45th) day following the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration

Statement, an earnings statement (which will be in reasonable detail but need not be audited) complying with the provisions of Section 11(a) of the Act and covering a twelve (12) month period beginning after the effective date of the Registration Statement.

                           During a  period  of five (5)  years  after  the date
hereof, the Company will furnish to its shareholders as soon as practicable after the end of each respective period, annual reports (including financial statements audited by independent certified public accountants) and, upon request by a shareholder, unaudited quarterly reports of operations for each of the first three quarters of the fiscal year, and will furnish to you and the other several Underwriters hereunder, upon request (i)<0- 95>concurrently with furnishing such reports to its shareholders, statements of operations of the Company for each of the first three (3) quarters in the form furnished to the Company's shareholders, (ii)<0- 95>concurrently with furnishing to its shareholders, a balance sheet of the Company as of the end of such fiscal year, together with statements of operations, of shareholders' equity, and of cash flows of the Company for such fiscal year, accompanied by a copy of the certificate or report thereon of independent certified public accountants,
(iii)<0- 95>as soon as they are available, copies of all reports (financial or other) mailed to shareholders, (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, any securities exchange or the NASD, (v) every material press release and every material news item or article in respect of the Company or its affairs which was generally released to shareholders or prepared by the Company, and (vi) any additional information of a public nature concerning the Company, or its business which you may reasonably request. During such five (5) year period, if the Company shall have active subsidiaries, the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of the Company and such subsidiaries are consolidated, and shall be accompanied by similar
financial   statements  for  any   significant   subsidiary   which  is  not  so
consolidated.

                           The Company will apply the net proceeds from the sale
of the Shares being sold by it in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

                           The Company  will  maintain a transfer  agent and, if
necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Shares

                           If  the  transactions  contemplated  hereby  are  not
consummated by reason of any failure, refusal or inability on the part of the Company or the Selling Shareholder to perform any agreement on their respective parts to be performed hereunder or to fulfill any condition of the Underwriters' obligations hereunder, or if the Company shall terminate this Agreement pursuant to Section 11(a) hereof, or if the Underwriters shall terminate this Agreement pursuant to Section 11(a) or 11(b), then the provisions of Section 11 of that certain letter agreement dated

June 3, 1997 between you and the Company (the "Letter Agreement") shall govern payment and reimbursement obligations of the parties notwithstanding that the Letter Agreement shall have ceased to be of full force or effect for any other purpose.

                           If at any time  during  the  ninety  (90) day  period
after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Shares has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

                           During the  Lock-up  Period,  the  Company  will not,
without the prior written consent of Cruttenden Roth Incorporated, effect the Disposition or purchase of, directly or indirectly, any Securities other than the sale of the Firm Shares and the Option Shares hereunder and the Company's issuance of options or Common Shares currently reserved for issuance under the Company's Warrants described in the Registration Statement and the Prospectus.

                           The   Company   shall   issue   and   sell   to   the
Representative upon the Closing Date, at a price of $0.001 per share, warrants to purchase in the aggregate that number of shares of the Company's Common Shares equal to ten percent (10%) of the Firm Shares at an exercise price equal to One Hundred and Twenty Percent (120%) of the public offering purchase price per share set forth in Section 3 hereof (the "Representative' Warrants"). The Representative's Warrants shall have a term of five (5) years from the date of issuance and shall be in substantially the form attached hereto as Exhibit A.

                           For a period  ending  upon the earlier of (i) one (1)
year following the Closing Date; and (ii) the closing of a public offering of the Company's securities in which the Representative has declined to exercise their rights under this subsection, the Company shall notify the Representative in writing at least thirty (30) days prior to initiating (A) any proposed private or public offering of any debt or equity securities (other than bank debt or similar financing with institutional lending institutions) by the Company or by any of its majority owned or controlled subsidiaries having as its principal objective the raising of capital for the Company; or (B) the proposed public offering of any equity securities by any of the Company's shareholders owning at least five percent (5%) of the outstanding Common Shares of the Company. Such written notice shall describe the proposed transaction giving rise to the notice, including the price and the terms and conditions upon which the Company proposed to conduct such transaction. The Representative or, at the option of the Representative, a group of associated investment bankers including and led by the Representative, shall jointly and severally have the right of first refusal to manage the offering on substantially the terms and conditions set forth in the notice. The Representative agrees to provide the Company with notice of its acceptance of such right of first refusal no later than ten (10) days of receipt of the Company's notice hereunder. If the Representative fails to exercise their right of first refusal within the ten (10) day period and the terms of the proposed subsequent financings thereafter are altered in any material respect, the Company shall again offer to the Representative this right of first refusal to manage such subsequent financings upon such altered terms, in the manner provided in this subsection.

                           The Company will cause the Shares to be listed on The
Nasdaq National Market, and the Company will comply with all registration, filing, reporting and other requirements of the Exchange Act and any such exchange or The Nasdaq National Market which may from time to time be applicable to the Company, and the Company shall not agree to the delisting from The Nasdaq National Market without the prior written consent of the Representative.

                           The Company  will use its best  efforts to maintain a
board of directors that will at all times include at least two (2) non-employee directors.

                           The Company shall at all times maintain  director and
officer liability insurance from a responsible insurer with $___________ of coverage per occurrence.

                           The Company  will use its best efforts to ensure that
all executive officers and key employees listed in the Registration Statement remain employed by the Company for a minimum of twenty four (24) months after the Closing Date.

         EXPENSES

                           The Company agrees with each Underwriter that:

                                    The Company  will pay and bear all costs and
expenses in connection with the preparation, printing and filing of the Registration Statement (including financial statements, schedules and exhibits), Preliminary Prospectuses and the Prospectus and any amendments or supplements thereto the Preliminary Blue Sky Memorandum and any Supplemental Blue Sky Memorandum; the printing of this Agreement, the Agreement Among Underwriters, the Selected Dealer Agreement, the Underwriters' Questionnaire and Power of

Attorney, and any instruments related to any of the foregoing; the issuance and delivery of the Shares hereunder to the several Underwriters, including transfer taxes, if any, the cost of all certificates representing the Shares and transfer agents' and registrars' fees; the fees and disbursements of counsel for the Company; all fees and other charges of the Company's independent certified public accountants; the cost of furnishing to the several Underwriters copies of the Registration Statement (including appropriate exhibits), Preliminary Prospectus and the Prospectus, and any amendments or supplements to any of the foregoing; NASD filing fees and the cost of qualifying the Shares under the laws of such jurisdictions as you may designate (including filing fees and fees and disbursements of Underwriters' Counsel in connection with such NASD filings and Blue Sky qualifications); provided, however, that fees of Underwriters counsel with respect to Blue Sky matters shall not exceed $30,000; and all other expenses directly incurred by the Company and the Selling Shareholder in connection with the performance of their obligations hereunder. In addition, upon the Closing Date the Company will pay Cruttenden Roth Incorporated a non-accountable expense allowance equal to two and one-half percent (2.5%) of the total proceeds from the offering of the Shares, less $30,000 which has been previously paid. The provisions of this Section 3(a)(i) are intended to relieve the Underwriters from the payment of the expenses and costs which the Selling Shareholder and the Company hereby agree to pay, but shall not affect any agreement which the Selling Shareholder and the Company may make, or may have made, for the sharing of any of such expenses and costs. Such agreements shall not impair the obligations of the Company and the Selling Shareholder hereunder to the several Underwriters.

                                    In addition to its other  obligations  under
Section 8 hereof, the Company agrees that as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in Section 8(a) hereof, it will reimburse the Underwriters on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Underwriters shall promptly return such payment to the Company together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) listed from time to time in The Wall Street Journal which represents the base rate on corporate loans posted by a substantial majority of the nation's thirty (30) largest banks (the "Prime Rate"). Any such interim reimbursement payments which are not made to the Underwriters within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

                                    In addition to their other obligations under
Section 8 hereof, the Selling Shareholder agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in Section 8(b) hereof relating to the Selling Shareholder, it will reimburse the Underwriters on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Selling Shareholder's obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Underwriters shall promptly return such payment to the Selling Shareholder, together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Underwriters within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. In no event shall the aggregate amount that the Selling Shareholder (as a Selling Shareholder) is required to advance pursuant to this paragraph exceed the net proceeds received by the Selling Shareholder from sales of the Option Shares contemplated by this Agreement.

                           In addition to their other  obligations under Section
8(c) hereof, the Underwriters severally and not jointly agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in Section 8(c) hereof, they will reimburse the Company and the Selling Shareholder on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Underwriters' obligation to reimburse the Company and each the Selling Shareholder for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Company and the Selling Shareholder shall promptly return such payment to the Underwriters together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Company and the Selling Shareholder within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

                           It is agreed that any controversy  arising out of the
operation of the interim reimbursement arrangements set forth in Sections 5(a)(ii), 5(a)(iii) and 5(b) hereof, including the amounts of any requested reimbursement payments, the method of determining such amounts and the basis on which such amounts shall be apportioned among the reimbursing parties, shall be settled by arbitration conducted under the provisions of the Constitution and Rules of the Board of Governors of the New York Stock Exchange, Inc. or pursuant to the Code of Arbitration Procedure of the NASD. Any such arbitration must be commenced by service of a written demand for arbitration or a written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Any such arbitration will be limited to the operation of the interim reimbursement provisions contained in Sections 5(a)(ii), 5(a)(iii) and 5(b) hereof and will not resolve the ultimate propriety or enforceability of the obligation to indemnify for expenses which is created by the provisions of Sections 8(a), 8(b) and 8(c) hereof or the obligation to contribute to expenses which is created by the provisions of Section 8(e) hereof.

         CONDITIONS OF UNDERWRITERS' OBLIGATIONS The obligations of the several Underwriters to purchase and pay for the Shares as provided herein shall be subject to the accuracy, as of the date hereof and the Closing Date and any later date on which Option Shares are to be purchased, as the case may be, of the representations and warranties of the Company and the Selling Shareholder herein, to the performance by the Company and the Selling Shareholder of their respective obligations hereunder and to the following additional conditions:

                           The   Registration   Statement   shall  have   become
effective not later than 2:00 P.M., San Diego time, on the date following the date of this Agreement, or such later date and time as shall be consented to in writing by you; and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company, the Selling Shareholder or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of Underwriters' Counsel.

                           All corporate  proceedings and other legal matters in
connection with this Agreement, the form of Registration Statement and the Prospectus, and the registration, authorization, issue, sale and delivery of the Shares, shall have been reasonably satisfactory to Underwriters' Counsel, and such counsel shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this Section.

                           Subsequent  to the  execution  and  delivery  of this
Agreement and prior to the Closing Date, or any later date on which Option Shares are to be purchased, as the case may be, there shall not have been any change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company from that set forth in the Registration

Statement or Prospectus, which, in your sole judgment, is material and adverse and that makes it, in your sole judgment, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus.

                           You shall have  received on the  Closing  Date and on
any later date on which Option Shares are to be purchased, as the case may be, the following opinion of counsel for the Company and the Selling Shareholder, dated the Closing Date or such later date on which Option Shares are to be purchased addressed to the Underwriters and with reproduced copies or signed counterparts thereof for each of the Underwriters, to the effect that:

                                    Each of the  Company  and  its  subsidiaries
have been duly incorporated and are validly existing as a corporation in good standing under the laws of the jurisdiction of their incorporation;

                                    Each of the  Company  and  its  subsidiaries
have the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus;

                                    Each of the Company and its subsidiaries are
duly qualified to do business as a foreign corporation and are in good standing in each jurisdiction, if any, in which the ownership or leasing of their properties or the conduct of their business (as known to such counsel) requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company or its subsidiaries, as applicable. The Company does not own or control, directly or indirectly, any corporation, association or other entity except that the Company (i) owns all of the outstanding shares of SEI and (ii) SEI owns all of the outstanding shares of Antigua Group, Inc.

                                    The authorized, issued and outstanding share
capital of the Company is as set forth in the Prospectus under the caption "Capitalization" as of the dates stated therein, the issued and outstanding shares of capital stock of the Company (including the Option Shares) have been duly and validly issued and are fully paid and nonassessable, and, to such counsel's knowledge, will not have been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right;

                                    The Firm  Shares to be issued by the Company
pursuant to the terms of this Agreement have been duly authorized and, upon issuance and delivery against payment therefor in accordance with the terms hereof; will be duly and validly issued and fully paid and nonassessable and will not have been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right contained in the Company's memorandum, articles or bylaws or, to such counsel's knowledge, in any other agreement or contract to which the Company is a party;

                                    The  Company  has the  corporate  power  and
authority to enter into this Agreement and to issue, sell and deliver to the Underwriters the Shares to be issued and sold by it hereunder;

                                    This  Agreement has been duly  authorized by
all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by you, is a valid and binding agreement of the Company, enforceable in accordance with its terms, except insofar as indemnification provisions may be limited by applicable law and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally or by general equitable principles;

                                    The   Registration   Statement   has  become
effective under the Act and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act;

                                    The    Registration    Statement   and   the
Prospectus, and each amendment or supplement thereto (other than the financial statements (including supporting schedules), financial data derived therefrom and other financial and statistical information included therein as to which such counsel need express no opinion), as of the effective date of the Registration Statement, complied as to form in all material respects with the requirements of the Act and the applicable Rules and Regulations;

                                    The information in the Prospectus  under the
caption "Description of Securities," to the extent that it constitutes matters of law or legal conclusions, has been reviewed by such counsel and is a fair summary of such matters and conclusions; and the forms of certificates evidencing the Common Shares comply with British Columbia law;

                                    The   description   in   the    Registration
Statement and the Prospectus of the memorandum, articles and bylaws of the Company and of statutes are accurate and fairly present the information required to be presented by the Act and the applicable Rules and Regulations;

                                    To such  counsel's  knowledge,  there are no
agreements, contracts,
leases or documents to which the Company is a party of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which are not described or referred to therein or filed as required;

                                    The  performance  of this  Agreement and the
consummation of the transactions herein contemplated (other than performance of the Company's indemnification obligations hereunder, concerning which no opinion need be expressed) will not (a) result in any violation of the memorandum, articles or bylaws of the Company or (b) to such counsel's knowledge, result in a material breach or violation of any of the terms and provisions of, or constitute a default under, any bond, debenture, note or other evidence of indebtedness, or any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or its properties are bound, or any applicable statute, rule or regulation known to such counsel or, to such counsel's knowledge, any order, writ or decree of any court, government or governmental agency or body having jurisdiction over the Company or any of its properties or operations; provided, however, that such counsel need not express any opinion or belief with respect to state securities or Blue Sky laws;

                                    No consent, approval, authorization or order
of or qualification with any court, government or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or their properties or operations is necessary in connection with the consummation by the Company of the transactions herein contemplated, except such as have been obtained under the Act or such as may be required under state or other securities or Blue Sky laws in connection with the purchase and the distribution of the Shares by the Underwriters;

                                    To such  counsel's  knowledge,  there are no
legal or governmental proceedings pending or threatened against the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement or the Prospectus by the Act or the Rules and Regulations, other than those described therein;

                                    To  such  counsel's  knowledge,  none of the
Company or its subsidiaries is presently (a) in material violation of its respective memorandum, articles or bylaws, or (b) in material breach of any applicable statute, rule or regulation known to such counsel or, to such counsel's knowledge, any order, writ or decree of any court or governmental agency or body having jurisdiction over the Company or its subsidiaries or over any of its properties or operations; and

                                    To such counsel's  knowledge,  except as set
forth in the Registration Statement and Prospectus, no holders of Common Shares or other securities of the Company have registration rights with respect to securities of the Company and, except as set forth in the Registration Statement and Prospectus, all holders of securities of the Company having rights known to such counsel to registration of such shares of Common Shares or other securities, because of the filing of the Registration Statement by the Company have, with respect to the offering contemplated thereby, waived such rights or such rights have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement or have included securities in the Registration Statement pursuant to the exercise of and in full satisfaction of such rights;

                                    the Power of Attorney and Custody  Agreement
of the Selling Shareholder have been duly executed and delivered by or on behalf of the Selling Shareholder, and the Power of Attorney and Custody Agreement of the Selling Shareholder constitute the valid and binding agreement of the Selling Shareholder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles;

                                    The  Selling  Shareholder  has  full  right,
power and authority to enter into and to perform his obligations under this Agreement and to sell, transfer, assign and deliver the Shares to be sold by the Selling Shareholder hereunder:

                                    This  Agreement  has been duly  executed and
delivered by or on behalf of the Selling Shareholder; and

                                    Upon the  delivery  of and  payment  for the
Shares as contemplated in this Agreement, each of the Underwriters will receive valid marketable title to the Shares purchased by it from the Selling Shareholder, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest. In rendering such opinion, such counsel may assume that the Underwriters are without notice of any defect in the title of the Shares being purchased from the Selling Shareholder.

                           In  addition,  such  counsel  shall  state  that such
counsel has acted as legal counsel to the Company and participated in conferences with officials and other representatives of the Company, the Representative, Underwriters' Counsel and the independent certified public accountants of the Company, at which such conferences the contents of the Registration Statement and Prospectus and related matters were discussed, and although they have not verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel which leads such counsel to believe that, at the time the Registration Statement became effective and at all times subsequent thereto up to and on the Closing Date and on any later date on which Option Shares are to be purchased, the Registration Statement and any amendment or supplement thereto (other than the financial statements including supporting schedules, other financial information derived therefrom and other financial and statistical information included therein, as to which such counsel need express no comment) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the Closing Date or any later date on which the Option Shares are to be purchased, as the case may be, the Registration Statement, the Prospectus and any amendment or supplement thereto (except as aforesaid) contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           Counsel  rendering the foregoing  opinion may rely as
to questions of law not involving the laws of the United States, the States of Arizona, Florida and Wisconsin or the corporate laws of the Province of British Columbia upon opinions of local counsel, and as to questions of fact upon representations or certificates of officers of the Company, the Selling Shareholder, and of government officials, in which case their opinion is to state that they are so relying and that they have no knowledge of any material misstatement or inaccuracy in any such opinion, representation or certificate. Copies of any opinion, representation or certificate so relied upon shall be delivered to you, as Representatives of the Underwriters, and to Underwriters' Counsel.

                           You shall have  received on the  Closing  Date and on
any later date on which Option Shares are to be purchased, as the case may be, an opinion of Gray Cary Ware & Freidenrich, a Professional Corporation, and Fraser & Beatty, Barristers and Solicitors, in form and substance satisfactory to you, with respect to the sufficiency of all such corporate proceedings and other legal matters relating to this Agreement and the transactions contemplated hereby as you may reasonably require, and the Company shall have furnished to such counsel such documents as they may have requested for the purpose of enabling them to pass upon such matters.

                           You shall have  received on the  Closing  Date and on
any later date on which Option Shares are to be purchased, as the case may be, a letter from AA, addressed to the Underwriters, dated the Closing Date or such later date on which Option Shares are to be purchased, as the case may be (in each case, the "Bring Down Letter"), confirming that they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations and based upon the procedures described in a letter delivered to you concurrently with the execution of this Agreement (herein called the "Original Letter"), but carried out to a date not more than two (2) business days prior to the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, (i)<0- 95>confirming, to the extent true, that the statements and conclusions set forth in the Original Letter are accurate as of the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, and (ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letter that are necessary to reflect any changes in the facts described in the Original Letter since its date, or to reflect the availability of more recent financial statements, data or information. The Bring Down Letter shall not disclose any change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company from that set forth in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse and that makes it, in your sole judgment, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus. The Original Letter from AA shall be addressed to or for the use of the Underwriters in form and substance satisfactory to the Underwriters and shall (i) represent, to the extent true, that they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations, (ii) set forth their opinion with respect to their examination of the consolidated balance sheet of the Company as of December 31, 1996 and related consolidated statements of operations, shareholders' equity and cash flows for the twelve (12) months ended December 31, 1996, (iii) state that AA has performed the procedures set out in Statement on Auditing Standards No. 71 ("SAS 71") for a review of interim financial information and providing the report of AA as described in SAS 71 on the financial statements for the nine-month period ended September 30, 1997 (the "Interim Financial Statements"), (iv) state that in the course of such review, nothing came to their attention that leads them to believe that any material modifications need to be made to any of the Interim Financial Statements in order for them to be in compliance with generally accepted accounting principles consistently applied across the periods presented, (v) state that nothing came to their attention that caused them to believe that the financial statements included in the Registration Statement and Prospectus do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X and that any adjustments thereto have not been properly applied to the historical amounts in the compilation of such statements, and
(vi) address other matters agreed upon by AA and you. In addition, you shall have received from AA a letter addressed to the Company and made available to you for the use of the Underwriters stating that their review of the Company's system of internal accounting controls, to the extent they deemed necessary in establishing the scope of their examination of the Company's financial statements as of December 31, 1996, did not disclose any weaknesses in internal controls that they considered to be material weaknesses.

                           You shall have  received on the  Closing  Date and on
any later date on which Option Shares are to be purchased, as the case may be, a certificate of the Company, dated the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that, and you shall be satisfied that:

                           The  representations and warranties of the Company in
this Agreement are true and correct, as if made on and as of the Closing Date or any later date on which Option Shares are to be purchased, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date or any later date on which Option Shares are to be purchased, as the case may be;

                           No stop order  suspending  the  effectiveness  of the
Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act;

                           When the Registration  Statement became effective and
at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained all material information required to be included therein by the Act and the Rules and Regulations, and in all material respects conformed to the requirements of the Act and the Rules and Regulations, the Registration Statement, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, the Prospectus, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth; and

                           Subsequent  to  the  respective  dates  as  of  which
information is given in the Registration Statement and Prospectus, there has not been (a) any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company, (b) any transaction that is material to the Company, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company, incurred by the Company, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company that is material to the Company or is out of the ordinary course of business of the Company, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (f) any loss or damage (whether or not insured) to the property of the Company which has been sustained or will have been sustained which has a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company.

                           You  shall be  satisfied  that,  and you  shall  have
received a certificate dated the Closing Date from the Attorneys for the Selling Shareholder to the effect that, as of the Closing Date:

                                    The  representations  and warranties made by
the Selling Shareholder herein are true or correct in all material respects on the Closing Date or on any later date on which Option Shares are to be purchased, as the case may be; and

                                    The Selling  Shareholder  has complied  with
all obligations and satisfied all conditions which is required to be performed or satisfied on the part of such Selling Shareholder at or prior to the Closing Date or any later date on which Option Shares are to be purchased, as the case may be.

                           The Company  shall have obtained and delivered to you
an agreement from each officer and director of the Company, the Selling Shareholder and each other shareholder of the Company who holds more than one percent (1%) of the total number of Common Shares of the Company then outstanding, in writing prior to the date hereof that such person will not, directly or indirectly, except as described below, during the Lock-up Period, effect the Disposition of any Securities now owned or hereafter acquired directly by such person or with respect to which such person has or hereafter acquires the power of disposition, otherwise than (i) if such shareholder is an individual, he or she may transfer any shares of the Company's Common Shares or securities convertible into or exchangeable or exercisable for Common Shares either during his or her lifetime or on death by will or intestacy to his or her immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member of his or her immediate family; provided, however, that prior to any such transfer each transferee shall execute an agreement, satisfactory to Cruttenden Roth Incorporated, pursuant to which each transferee shall agree to receive and hold such shares of Common Shares, or securities convertible into or exchangeable or exercisable for Common Shares, subject to the provisions hereof, and there shall be no further transfer except in accordance with the provisions hereof, or (ii) with the prior written consent of Cruttenden Roth Incorporated. The foregoing restriction shall have been expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-up Period, even if such Securities would be disposed of by someone other than the such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Securities. Furthermore, such person will have also agreed and consented to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Securities held by such person except in compliance with this restriction.

                           The Company and the  Selling  Shareholder  shall have
furnished to you such other certificates and documents as you shall reasonably request (including certificates of officers of the Company or the Selling Shareholder as to the accuracy of the representations and warranties of the Company and the Selling Shareholder herein, as to the performance by the Company and the Selling Shareholder of their respective obligations hereunder and as to the other conditions concurrent and precedent to the obligations of the Underwriters hereunder.

                           You  shall   have   received   the   Representative's
Warrants, in a form reasonably satisfactory to you, duly and validly executed by the President of the Company.

                           the Shares have been duly approved for listing on The
Nasdaq National Market.

                           You shall  have  received a Blue Sky  Memorandum  and
Supplemental Blue Sky Memorandum from counsel for the Company of a form reasonably satisfactory to Underwriters' Counsel.

                           All  such   opinions,   certificates,   letters   and
documents will be in compliance with the provisions hereof only if they are reasonably satisfactory to Underwriters' Counsel. The Company and the Selling Shareholder will furnish you with such number of conformed copies of such opinions, certificates, letters and documents as you shall reasonably request.

         OPTION SHARES.

                           On the basis of the  representations,  warranties and
agreements herein contained, but subject to the terms and conditions herein set forth, the Selling Shareholder hereby grants to the several Underwriters, for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares only, a nontransferable option to purchase up to an aggregate of 450,000 Option Shares at the purchase price per share for the Firm Shares set forth in Section 3 hereof. Such option may be exercised by the Representative on behalf of the several Underwriters on one (1) or more occasions in whole or in part during the period of forty-five (45) days after the date on which the Firm Shares are initially offered to the public by giving written notice (the "Option Notice") to the Company and the Selling Shareholder. The number of Option Shares to be purchased by each Underwriter upon the exercise of such option shall be the same proportion of the total number of Option Shares to be purchased by the several Underwriters pursuant to the exercise of such option as the number of Firm Shares purchased by such Underwriter (set forth in Schedule A hereto) bears to the total number of Firm Shares purchased by the several Underwriters (set forth in Schedule A hereto), adjusted by the Representative in such manner as to avoid fractional shares.

                           Delivery of  definitive  certificates  for the Option
Shares to be purchased by the several Underwriters pursuant to the exercise of the option granted by this Section 7 shall be made against payment of the purchase price therefor by the several Underwriters by certified or official bank check or checks drawn in next-day funds, payable to the order of the Selling Shareholder (and the Selling Shareholder agrees not to deposit any such check in the bank on which it is drawn, and not to take any other action with the purpose or effect of receiving immediately available funds, until the business day following the date of its delivery to the payee). In the event of any breach of the foregoing, the Selling Shareholder shall reimburse the Underwriters for the interest lost and any other expenses borne by them by reason of such breach. Such delivery and payment shall take place at the offices of Gray Cary Ware & Freidenrich, 4365 Executive Drive, Suite 1600, San Diego, California or at such other place as may be agreed upon among the Representative and the Selling Shareholder (i) on the Closing Date, if written notice of the exercise of such option is received by the Selling Shareholder at least two (2) full business days prior to the Closing Date, or (ii) on a date which shall not be later than the third (3rd) full business day following the date the Selling Shareholder receives written notice of the exercise of such option, if such notice is received by the Selling Shareholder after the date two (2) full business days prior to the Closing Date.

                           The  certificates  for  the  Option  Shares  to be so
delivered will be made available to you at such office or such other location including, without limitation, in New York City, as you may reasonably request for checking at least one (1) full business day prior to the date of payment and delivery and will be in such names and denominations as you may request, such request to be made at least two (2) full business days prior to such date of payment and delivery. If the Representative so elects, delivery of the Option Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representative.

                           It is understood that you,  individually,  and not as
the Representative of the several Underwriters, may (but shall not be obligated to) make payment of the purchase price on behalf of any Underwriter or Underwriters whose check or checks shall not have been received by you prior to the date of payment and delivery for the Option Shares to be purchased by such Underwriter or Underwriters. Any such payment by you shall not relieve any such Underwriter or Underwriters of any of its or their obligations hereunder.

                           Upon  exercise of any option  provided for in Section
7(a) hereof, the obligations of the several Underwriters to purchase such Option Shares will be subject (as of the date hereof and as of the date of payment and delivery for such Option Shares) to the accuracy of and compliance with the representations, warranties and agreements of the Company and the Selling
Shareholder herein, to the accuracy of the statements of the Company, the Selling Shareholder and officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, to the conditions set forth in Section 6 hereof, and to the condition that all proceedings taken at or prior to the payment date in connection with the sale and transfer of such Option Shares shall be satisfactory in form and substance to you and to Underwriters' Counsel, and you shall have been furnished with all such documents, certificates and opinions as you may request in order to evidence the accuracy and completeness of any of the representations, warranties or statements, the performance of any of the covenants or agreements of the Company and the Selling Shareholder or the satisfaction of any of the conditions herein contained.

         INDEMNIFICATION AND CONTRIBUTION

                           The Company and the Selling Shareholder,  jointly and
severally, agree to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject (including, without limitation, in its capacity as an Underwriter or as a qualified independent underwriter as defined in Rule 2720 of the Conduct Rules of the NASD) under the Act, the Exchange Act or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon (i) any breach of any representation, warranty, agreement or covenant of the Company or the Selling Shareholder herein contained, (ii) any untrue statement or alleged untrue statement or any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or any such amendment or supplement thereto, in reliance upon, and in conformity with, written information relating to any Underwriter furnished to the Company by such Underwriter, directly or through you, specifically for use in the preparation thereof and, provided further, that the indemnity agreement provided in this
Section 8(a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any losses, claims, damages, liabilities or actions based upon any untrue statement or alleged untrue statement of material fact or omission or alleged omission to state therein a material fact purchased Shares, if a copy of the Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected had not been sent or given to such person within the time required by the Act and the Rules and Regulations, unless such failure is the result of noncompliance by the Company with Section 4(d) hereof.

                           The  indemnity  agreement  in this Section 8(a) shall
extend upon the same terms and conditions to, and shall inure to the benefit of each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.

                           The Selling  Shareholder,  severally and not jointly,
agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject (including, without limitation, in its capacity as an Underwriter or as a "qualified independent underwriter" as defined in Rule 2720 of the
Conduct Rules of the NASD) under the Act, the Exchange Act or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon (i) any breach of any representation, warranty, agreement or covenant of the Selling Shareholder herein contained, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action: provided, however, that the indemnity agreement provided in this Section 8(b) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any losses, claims, damages, liabilities or actions based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state therein a material fact purchased Shares, if a copy of the Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected had not been sent or given to such person within the time required by the Act and the Rules and Regulations, unless such failure is the result of noncompliance by the Company with Section 4(d) hereof.

                           The  indemnity  agreement  in this Section 8(b) shall
extend upon the same terms and conditions to, and shall inure to the benefit of each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities which such Selling Shareholder may otherwise have.

                           Each Underwriter,  severally and not jointly,  agrees
to indemnify and hold harmless the Company and the Selling Shareholder against any losses, claims, damages or liabilities, joint or several, to which the Company or the Selling Shareholder may become subject under the Act or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon (i) any breach of any representation, warranty, agreement or covenant of such Underwriter herein contained, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of subparagraphs (ii) and (iii) of this
Section 8(c) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter, directly or through you, specifically for use in the preparation thereof, and agrees to reimburse the Company and the Selling Shareholder for any legal or other expenses reasonably incurred by the Company and the Selling Shareholder in connection with investigating or defending any such loss, claim, damage, liability or action.

                           The  indemnity  agreement  in this Section 8(c) shall
extend upon the same terms and conditions to, and shall inure to the benefit of, each officer of the Company who signed the Registration Statement and each director of the Company, each Selling Shareholder and each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities which each Underwriter may otherwise have.

                           Promptly after receipt by an indemnified  party under
this Section 8 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8 except to the extent that it has been prejudiced by such omission. In case any such action is brought against any indemnified party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i)<0-95>the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with appropriate local counsel) approved by the indemnifying party representing all the indemnified parties under Section 8(a), 8(b) or 8(c) hereof who are parties to such action), (ii)<0- 95>the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii)<0- 95>the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on all claims that are the subject matter of such proceeding.

                           In  order   to   provide   for  just  and   equitable
contribution in any action in which a claim for indemnification is made pursuant to this Section 8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last sight of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8 provides for indemnification in such case, all the parties hereto shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that, the Underwriters severally and not jointly are responsible pro rata for the portion represented by the percentage that the underwriting discount bears to the public offering price, and the Company and the Selling Shareholder are responsible for the remaining portion, provided, however, that (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the underwriting discount applicable to the Shares purchased by such Underwriter exceeds the amount of damages which such Underwriter has otherwise been required to pay and (ii) no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The contribution agreement in this Section 8(e) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any Underwriter, the Company or the Selling Shareholder within the meaning of the Act or the Exchange Act and each officer of the Company who signed the Registration Statement and each director of the Company.

                           The   liability  of  the  Selling   Shareholder   for
indemnification pursuant to this Section 8 shall be limited to an amount equal to the public offering price of the Option Shares sold by the Selling Shareholder to the Underwriters less underwriting discounts and commissions related to the securities sold by the Selling Shareholder. The Company and the Selling Shareholder may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

                           The parties to this Agreement hereby acknowledge that
they are sophisticated businesspersons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 8, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 8 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and

Prospectus as required by the Act and the Exchange Act.

         REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS TO SURVIVE DELIVERY All representations, warranties, covenants and agreements of the Company, the Selling Shareholder and the Underwriters herein or in certificates delivered pursuant hereto, and the indemnity and contribution agreements contained in Section 8 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter within the meaning of the Act or the Exchange Act, or by or on behalf of the Company or the Selling Shareholder, or any of their officers, directors or controlling persons within the meaning of the Act or the Exchange Act, and shall survive the delivery of the Shares to the several Underwriters hereunder or termination of this Agreement.

         SUBSTITUTION OF UNDERWRITERS. If any Underwriter or Underwriters shall fail to take up and pay for the number of Firm Shares agreed by such Underwriter or Underwriters to be purchased hereunder upon tender of such Firm Shares in accordance with the terms hereof, and if the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters so agreed but failed to purchase does not exceed 10% of the Firm Shares, the remaining Underwriters shall be obligated, severally in proportion to their respective commitments hereunder, to take up and pay for the Firm Shares of such defaulting Underwriter or Underwriters.

                  If any Underwriter or Underwriters so defaults and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed to take up and pay for exceeds 10% of the Firm
Shares, the remaining Underwriters shall have the right, but shall not be obligated, to take up and pay for (in such proportions as may be agreed upon among them) the Firm Shares which the defaulting Underwriter or Underwriters so agreed but failed to purchase. If such remaining Underwriters do not, at the Closing Date, take up and pay for the Firm Shares which the defaulting Underwriter or Underwriters so agreed but failed to purchase, the Closing Date shall be postponed for twenty-four (24) hours to allow the several Underwriters the privilege of substituting within twenty-four (24) hours (including non-business hours) another underwriter or underwriters (which may include any nondefaulting Underwriter) satisfactory to the Company. If no such underwriter or underwriters shall have been substituted as aforesaid by such postponed Closing Date, the Closing Date may, at the option of the Company, be postponed for a further twenty-four (24) hours, if necessary, to allow the Company the privilege of finding another underwriter or underwriters, satisfactory to you, to purchase the Firm Shares which the defaulting Underwriter or Underwriters so agreed but failed to purchase. If it shall be arranged for the remaining Underwriters or substituted underwriter or underwriters to take up the Firm Shares of the defaulting Underwriter or Underwriters as provided in this

Section 10, (i) the Company shall have the right to postpone the time of delivery for a period of not more than seven (7) full business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement, supplements to the Prospectus or other such documents which may thereby be made necessary, and (ii) the respective number of Firm Shares to be purchased by the remaining Underwriters and substituted underwriter or underwriters shall be taken as the basis of their underwriting obligation. If the remaining Underwriters shall not take up and pay for all such Firm Shares so agreed to be purchased by the defaulting Underwriter or Underwriters or substitute another underwriter or underwriters as aforesaid and the Company shall not find or shall not elect to seek another underwriter or underwriters for such Firm Shares as aforesaid, then this Agreement shall terminate.

                  In the event of any termination of this Agreement pursuant to the preceding paragraph of this Section 10, then other than as set forth in the Letter Agreement, neither the Company nor the Selling Shareholder shall be liable to any Underwriter (except as provided in Sections 5 and 8 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the number of Firm Shares agreed by such Underwriter to be purchased hereunder, which Underwriter shall remain liable to the Company, the Selling Shareholder and the other Underwriters for damages, if any, resulting from such default) be liable to the Company or Selling Shareholder (except to the extent provided in Sections 5 and 8 hereof).

                  The term "Underwriter" in this Agreement shall include any person substituted for an Underwriter under this Section 10.

         EFFECTIVE DATE OF THIS AGREEMENT AND TERMINATION.

                           This Agreement shall become  effective at the earlier
of (i) 6:30 A.M., San Diego time, on the first full business day following the effective date of the Registration Statement, or (ii) the time of the public offering of any of the Shares by the Underwriters after the Registration Statement becomes effective. The time of the public offering shall mean the time of the release by you, for publication, of the first newspaper advertisement relating to the Shares, or the time at which the Shares are first generally offered by the Underwriters to the public by letter, telephone, telegram or telecopy, whichever shall first occur. By giving notice as set forth in Section 12 before the time this Agreement becomes effective, you, as Representative of the several Underwriters, or the Company, may prevent this Agreement from becoming effective without liability of any party to any other party, except as provided in Sections 4(i) and 8 hereof.

                           You, as Representative  of the several  Underwriters,
shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time on or prior to the Closing Date or on or prior to any later date on which Option Shares are to be purchased, as the case may be, (i) if the Company or the Selling Shareholder shall have failed, refused or been unable to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled is not fulfilled, including, without limitation, any change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company from that set forth in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse, or (ii) if additional material governmental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange or on the American Stock Exchange or in the over the counter market by the NASD, or trading in securities generally shall have been suspended on either such exchange or in the over the counter market by the NASD, or if a banking moratorium shall have been declared by federal, New York or California authorities, or (iii) if the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as to interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured, or (iv) if there shall have been a material adverse change in the general political or economic conditions or financial markets as in your sole judgment makes it inadvisable or impracticable to proceed with the offering, sale and delivery of the Shares, or (v) if there shall have been an outbreak or escalation of hostilities or of any other insurrection or armed conflict or the declaration by the United States of a national emergency which, in the sole judgment of the Representatives, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus. In the event of termination pursuant to subparagraph (i) above, the Company and the Selling
Shareholder shall remain obligated to pay costs and expenses pursuant to Sections 4(i) and 8 hereof. Any termination pursuant to any of subparagraphs
(ii) through (v) above shall be without liability of any party to any other party except as provided in Sections 4(i) and 8 hereof.

                  If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section 11, you shall promptly notify the Company by telephone, telecopy or telegram, in each case confirmed by letter. If the Company shall elect to prevent this Agreement from becoming effective, the Company shall promptly notify you by telephone, telecopy or telegram, in each case, confirmed by letter.

         NOTICES. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to you shall be mailed, delivered, telegraphed

(and confirmed by letter) or telecopied (and confirmed by letter) to you c/o Cruttenden Roth Incorporated, 18301 Von Karman, Suite 100, Irvine, California 92715, telecopier number (714) 852-9603, Attention: General Counsel; if sent to the Company, such notice shall be mailed, delivered, telegraphed (and confirmed by letter) or telecopied (and confirmed by letter) to 9313 North 94th way, Scottsdale, Arizona, 85258, telecopier number (602) 860-9609, Attention: L. Steven Haynes, Chief Executive Officer, if sent to the Selling Shareholder, such notice shall be sent mailed, delivered, telegraphed (and confirmed by letter) or telecopied (and confirmed by letter) to _______________, as Attorney-in-Fact for the Selling Shareholder, at 9319 North 94th way, Scottsdale, Arizona, 85258, telecopier number (___) ___-____.

         PARTIES. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company and the Selling Shareholder and their respective executors, administrators, successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person or entity, other than the parties hereto and their respective executors, administrators, successors and assigns, and the controlling persons within the meaning of the Act or the Exchange Act, officers and directors referred to in
Section 8 hereof, any legal or equitable right, remedy or claim in respect of this Agreement or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective executors, administrators, successors and assigns and said controlling persons and said officers and directors, and for the benefit of no other person or entity. No purchaser of any of the Shares from any Underwriter shall be construed a successor or assign by reason merely of such purchase.

                  In all dealings with the Company and the Selling Shareholder under this Agreement, you shall act on behalf of each of the several Underwriters, and the Company and the Selling Shareholder shall be entitled to act and rely upon any statement, request, notice or agreement made or given by you jointly or by Cruttenden Roth Incorporated on behalf of you.

         APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to conflict of law principles.

         COUNTERPARTS. This Agreement may be signed in several counterparts, each of which will constitute an original.

                            [SIGNATURE PAGE FOLLOWS]

                  If the foregoing correctly sets forth the understanding among the Company, the Selling Shareholder and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, the Selling Shareholder and the several Underwriters.




                                        Very truly yours,

                                        ANTIGUA ENTERPRISES, INC.



                                        By
                                          --------------------------------------


                                        SELLING SHAREHOLDER

                                        By
                                          --------------------------------------
                                          Attorney-in-Fact for the Selling
                                          Shareholder named in Schedule B hereto

Accepted as of the date first above written:
CRUTTENDEN ROTH
  INCORPORATED
On their behalf and on behalf of each of the
several Underwriters named in Schedule A
hereto.
By: CRUTTENDEN ROTH
        INCORPORATED

   By:
      ----------------------------------
      Authorized Signatory

                                   SCHEDULE A


                                                                      Number of
                                                                     Firm Shares
                                                                        To Be
                                  Underwriters                        Purchased
                                  ------------                        ---------

Cruttenden Roth Incorporated.........................................

Ferris, Baker Watts Incorporated.....................................



         Total.......................................................  3,000,000

                                                                     ===========

                                   SCHEDULE B


Name of Selling Shareholder                                     Number of Shares
---------------------------                                     ----------------

Thomas E. Dooley                                                      450,000






                                                                 ---------------

         TOTAL                                                        450,000
                                       50